Exhibit 99.2

HUNTINGTON BANCSHARES INCORPORATED

Quarterly Financial Supplement

March 2015

Table of Contents

Quarterly Key Statistics	1

Key Statistics Footnotes	2

Consolidated Balance Sheets	3

Loans and Leases Composition	4

Deposits Composition	5

Consolidated Quarterly Average Balance Sheets	6

Consolidated Quarterly Net Interest Margin - Interest Income / Expense	7

Consolidated Quarterly Net Interest Margin - Yield	8

Selected Quarterly Income Statement Data	9

Quarterly Mortgage Banking Income	10

Quarterly Credit Reserves Analysis	11

Quarterly Net Charge-Off Analysis	12

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	13

Quarterly Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	14

Capital Under Current Regulatory Standards (Basel III) and Other Capital Data	15

Quarterly Common Stock Summary, Capital, and Other Data	16

Notes:

The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Non-Regulatory Capital Ratios

In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets,

•	Tier 1 common equity to risk-weighted assets using Basel I definitions (through 4Q 2014), and

•	Tangible common equity to risk-weighted assets using Basel I definition (through 4Q 2014) and Basel III definition (beginning 1Q 2015).

These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.

Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated

Quarterly Key Statistics(1)

(Unaudited)

	2015	2014		Percent Changes vs.
(dollar amounts in thousands, except per share amounts)	First	Fourth	First	4Q14	1Q14

Net interest income	$467,685	$473,252	$437,506	(1)%	7%
Provision for credit losses	20,591	2,494	24,630	726	(16)
Noninterest income	231,623	233,278	248,485	(1)	(7)
Noninterest expense	458,857	483,271	460,121	(5)	—

Income before income taxes	219,860	220,765	201,240	—	9
Provision for income taxes	54,006	57,151	52,097	(6)	4

Net income	$165,854	$163,614	$149,143	1%	11%

Dividends on preferred shares	7,965	7,963	7,964	—	—

Net income applicable to common shares	$157,889	$155,651	$141,179	1%	12%

Net income per common share - diluted	$0.19	$0.19	$0.17	—%	12%
Cash dividends declared per common share	0.06	0.06	0.05	—	20
Book value per common share at end of period	7.51	7.32	6.99	3	7
Tangible book value per common share at end of period	6.62	6.62	6.31	—	5

Average common shares - basic	809,778	811,967	829,659	—	(2)
Average common shares - diluted	823,809	825,338	842,677	—	(2)

Return on average assets	1.02%	1.00%	1.01%
Return on average common shareholders’ equity	10.6	10.3	9.9
Return on average tangible common shareholders’ equity(2)	12.2	11.9	11.4
Net interest margin(3)	3.15	3.18	3.27
Efficiency ratio(4)	63.5	66.2	66.4
Noninterest Income/Total Revenue	32.8	32.7	35.9
Effective tax rate	24.6	25.9	25.9

Average loans and leases	$47,780,321	$47,091,643	$43,423,355	1	10
Average loans and leases - linked quarter annualized growth rate	5.8%	8.5%	2.6%	(32)	123
Average earning assets	$61,192,878	$60,009,528	$54,961,237	2	11
Average total assets	66,251,089	64,931,767	59,692,484	2	11
Average core deposits(5)	48,777,445	47,637,501	45,194,597	2	8
Average core deposits - linked quarter annualized growth rate	9.6%	13.2%	4.0%	(27)	140
Average shareholders’ equity	$6,416,066	$6,374,331	$6,182,891	1	4

Total assets at end of period	68,002,661	66,298,010	61,145,753	3	11
Total shareholders’ equity at end of period	6,461,954	6,328,170	6,176,234	2	5

Net charge-offs (NCOs)	24,432	22,975	42,986	6	(43)
NCOs as a % of average loans and leases	0.20%	0.20%	0.40%	5	(48)
Nonaccrual loans and leases (NALs)	$364,413	$300,244	$327,158	21	11
NAL ratio	0.76%	0.63%	0.74%	21	3
Nonperforming assets (NPAs)(6)	$400,804	$337,723	$365,289	19	10
NPA ratio(6)	0.84%	0.71%	0.82%	18	2
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.27	1.27	1.42
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	1.38	1.40	1.56
ACL as a % of NALs	181	222	211
ACL as a % of NPAs	165	197	191
Tier 1 leverage ratio (7) (9)	9.04	9.74	10.32
Common equity tier 1 risk-based capital ratio	9.51	N.A	N.A
Tier 1 common risk-based capital ratio(7) (9)	N.A	10.23	10.60
Tier 1 risk-based capital ratio (7) (9)	10.22	11.50	11.95
Total risk-based capital ratio (7) (9)	12.48	13.56	14.13
Tangible common equity / risk-weighted assets ratio(8) (9)	9.25	9.86	10.22

See Notes to the Quarterly Key Statistics.

Key Statistics Footnotes

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.
(2)	Net income excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.
(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.
(4)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(6)	NPAs include other real estate owned.
(7)	March 31, 2015, figures are estimated.
(8)	Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.
(9)	On January 1, 2015, we became subject to the Basel III capital requirements and the standardized approach for calculating risk-weighted assets in accordance with subpart D of the final capital rule. Ratios prior to January 1, 2015 were not retrospectively updated and are presented on a Basel 1 basis.
(N.A.)	Not applicable. See footnote 9 above.

Huntington Bancshares Incorporated

Consolidated Balance Sheets

	2015	2014		Percent Changes vs.
(dollar amounts in thousands, except number of shares)	March 31,	December 31,	March 31,	4Q14	1Q14
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$899,876	$1,220,565	$973,264	(26)%	(8)%
Interest-bearing deposits in banks	74,030	64,559	71,231	15	4
Trading account securities	47,626	42,191	40,439	13	18
Loans held for sale	1,620,552	416,327	295,312	289	449
Available-for-sale and other securities	9,922,399	9,384,670	7,754,790	6	28
Held-to-maturity securities	3,336,663	3,379,905	3,734,723	(1)	(11)
Loans and leases(1)	47,695,632	47,655,726	44,353,908	—	8
Allowance for loan and lease losses	(605,126)	(605,196)	(631,918)	—	(4)

Net loans and leases	47,090,506	47,050,530	43,721,990	—	8

Bank owned life insurance	1,725,388	1,718,436	1,681,898	—	3
Premises and equipment	607,263	616,407	628,966	(1)	(3)
Goodwill	678,369	522,541	505,448	30	34
Other intangible assets	72,665	74,671	90,757	(3)	(20)
Accrued income and other assets	1,927,324	1,807,208	1,646,935	7	17

Total assets	$68,002,661	$66,298,010	$61,145,753	3%	11%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$52,832,695	$51,732,151	$49,348,753	2%	7%
Short-term borrowings	2,007,236	2,397,101	1,723,393	(16)	16
Long-term debt	5,158,836	4,335,962	2,831,652	19	82
Accrued expenses and other liabilities	1,541,940	1,504,626	1,065,721	2	45

Total liabilities	61,540,707	59,969,840	54,969,519	3	12

Shareholder’s equity

Preferred stock - authorized 6,617,808 shares-
Series A, 8.50% fixed rate, non-cumulative perpetual convertible preferred stock, par value of $0.01, and liquidation value per share of $1,000	362,507	362,507	362,507	—	—

Series B, floating rate, non-voting, non-cumulative perpetual preferred stock, par value of $0.01, and liquidation value per share of $1,000	23,785	23,785	23,785	—	—

Common stock - Par value of $0.01	8,102	8,131	8,290	—	(2)
Capital surplus	7,185,766	7,221,745	7,372,024	—	(3)
Less treasury shares, at cost	(13,849)	(13,382)	(8,793)	3	58
Accumulated other comprehensive loss	(160,832)	(222,292)	(201,747)	(28)	(20)
Retained (deficit) earnings	(943,525)	(1,052,324)	(1,379,832)	(10)	(32)

Total shareholders’ equity	6,461,954	6,328,170	6,176,234	2	5

Total liabilities and shareholders’ equity	$68,002,661	$66,298,010	$61,145,753	3%	11%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000	1,500,000,000
Common shares issued	810,249,377	813,136,321	828,989,905
Common shares outstanding	808,528,243	811,454,676	827,771,805
Treasury shares outstanding	1,721,134	1,681,645	1,218,100
Preferred shares issued	1,967,071	1,967,071	1,967,071
Preferred shares outstanding	398,007	398,007	398,007

(1)	See page 4 for detail of loans and leases.
(2)	See page 5 for detail of deposits.

Huntington Bancshares Incorporated

Loans and Leases Composition

(Unaudited)

	2015		2014
(dollar amounts in millions)	March 31,		December 31,		September 30,		June 30,		March 31,

Ending Balances by Type:
Commercial:(1)
Commercial and industrial	$20,109	42%	$19,033	40%	$18,791	40%	$18,899	41%	$18,046	41%
Commercial real estate:
Construction	910	2	875	2	850	2	757	2	692	2
Commercial	4,157	9	4,322	9	4,141	9	4,233	9	4,339	10

Commercial real estate	5,067	11	5,197	11	4,991	11	4,990	11	5,031	12

Total commercial	25,176	53	24,230	51	23,782	51	23,889	52	23,077	53

Consumer:
Automobile	7,803	16	8,690	18	8,322	18	7,686	17	6,999	16
Home equity	8,492	18	8,491	18	8,436	18	8,405	18	8,373	19
Residential mortgage	5,795	12	5,831	12	5,788	12	5,707	12	5,542	12
Other consumer	430	1	414	1	395	1	393	1	363	—

Total consumer	22,520	47	23,426	49	22,941	49	22,191	48	21,277	47

Total loans and leases	$47,696	100%	$47,656	100%	$46,723	100%	$46,080	100%	$44,354	100%

Ending Balances by Business Segment:
Retail and Business Banking	$13,515	28%	$13,199	28%	$13,136	28%	$13,096	29%	$13,027	29%
Commercial Banking	13,066	28	12,362	26	11,919	26	11,846	26	10,962	25
AFCRE	14,812	31	15,640	33	15,229	33	14,762	32	14,125	32
RBHPCG	2,896	6	2,963	6	2,938	6	2,883	6	2,875	7
Home Lending	3,336	7	3,391	7	3,372	7	3,366	7	3,229	7
Treasury / Other	71	—	101	—	129	—	127	—	136	—

Total loans and leases	$47,696	100%	$47,656	100%	$46,723	100%	$46,080	100%	$44,354	100%

	2015		2014
	First		Fourth		Third		Second		First
Average Balances by Business Segment:
Retail and Business Banking	$13,523	28%	$13,168	28%	$13,100	28%	$13,040	29%	$12,807	29%
Commercial Banking	12,140	26	12,389	27	11,702	25	11,292	25	10,861	25
AFCRE	15,779	33	15,160	32	14,926	32	14,460	32	13,679	32
RBHPCG	2,890	6	2,949	6	2,901	7	2,879	7	2,840	7
Home Lending	3,360	7	3,327	7	3,377	8	3,289	7	3,198	7
Treasury / Other	88	—	99	—	107	—	63	—	38	—

Total loans and leases	$47,780	100%	$47,092	100%	$46,113	100%	$45,023	100%	$43,423	100%

(1)	As defined by regulatory guidance, there were no commercial loans outstanding that would be considered a concentration of lending to a particular industry or group of industries.

Huntington Bancshares Incorporated

Deposits Composition

(Unaudited)

	2015		2014
(dollar amounts in millions)	March 31,		December 31,		September 30,		June 30,		March 31,

Ending Balances by Type:

Demand deposits - noninterest-bearing	$15,960	30%	$15,393	30%	$14,754	29%	$14,151	29%	$14,314	29%
Demand deposits - interest-bearing	6,537	13	6,248	12	6,052	12	5,921	12	5,970	12
Money market deposits	18,933	36	18,986	37	18,174	36	17,563	36	17,693	36
Savings and other domestic deposits	5,288	10	5,048	10	5,038	10	5,036	10	5,115	10
Core certificates of deposit	2,709	5	2,936	5	3,150	6	3,272	7	3,557	7

Total core deposits	49,427	94	48,611	94	47,168	93	45,943	94	46,649	94

Other domestic deposits of $250,000 or more	189	—	198	—	202	1	241	—	289	1

Brokered deposits and negotiable CDs	2,682	5	2,522	5	2,357	5	2,198	5	2,074	4
Deposits in foreign offices	535	1	401	1	402	1	367	1	337	1

Total deposits	$52,833	100%	$51,732	100%	$50,129	100%	$48,749	100%	$49,349	100%

Total core deposits:
Commercial	$23,061	47%	$22,725	47%	$21,753	46%	$20,629	45%	$20,507	44%
Consumer	26,366	53	25,886	53	25,415	54	25,314	55	26,142	56

Total core deposits	$49,427	100%	$48,611	100%	$47,168	100%	$45,943	100%	$46,649	100%

Ending Balances by Business Segment:
Retail and Business Banking	$30,150	57%	$29,350	57%	$29,265	58%	$28,836	59%	$29,370	60%
Commercial Banking	11,195	21	11,185	21	10,791	22	9,793	20	10,217	21
AFCRE	1,443	3	1,378	3	1,362	3	1,457	3	1,203	2
RBHPCG	6,707	13	6,728	13	5,898	11	6,124	12	6,267	12
Home Lending	350	—	327	1	269	1	284	1	281	1
Treasury / Other(1)	2,988	6	2,764	5	2,544	5	2,255	5	2,011	4

Total deposits	$52,833	100%	$51,732	100%	$50,129	100%	$48,749	100%	$49,349	100%

	2015		2014
	First		Fourth		Third		Second		First
Average Balances by Business Segment:
Retail and Business Banking	$29,727	57%	$29,481	58%	$28,865	59%	$29,108	60%	$28,633	60%
Commercial Banking	11,140	21	10,632	21	10,248	21	9,780	20	10,060	21
AFCRE	1,375	3	1,315	3	1,285	2	1,183	3	1,142	3
RBHPCG	6,736	13	6,389	12	5,958	12	5,859	12	5,906	12
Home Lending	321	1	323	1	294	1	296	1	257	1
Treasury / Other(1)	2,830	5	2,612	5	2,328	5	2,032	4	1,591	3

Total deposits	$52,129	100%	$50,752	100%	$48,978	100%	$48,258	100%	$47,589	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated

Consolidated Quarterly Average Balance Sheets

(Unaudited)

	Average Balances
	2015	2014				Percent Changes vs.
(dollar amounts in millions)	First	Fourth	Third	Second	First	4Q14	1Q14
Assets
Interest-bearing deposits in banks	$94	$85	$82	$91	$83	11%	13%
Loans held for sale	381	374	351	288	279	2	37
Securities:
Available-for-sale and other securities:
Taxable	7,664	7,291	6,935	6,662	6,240	5	23
Tax-exempt	1,874	1,684	1,620	1,290	1,115	11	68

Total available-for-sale and other securities	9,538	8,975	8,555	7,952	7,355	6	30
Trading account securities	53	49	50	45	38	8	39
Held-to-maturity securities - taxable	3,347	3,435	3,556	3,677	3,783	(3)	(12)

Total securities	12,938	12,459	12,161	11,674	11,176	4	16

Loans and leases:(1)
Commercial:
Commercial and industrial	19,116	18,880	18,581	18,262	17,631	1	8
Commercial real estate:
Construction	887	822	775	702	612	8	45
Commercial	4,275	4,262	4,188	4,345	4,289	—	—

Commercial real estate	5,162	5,084	4,963	5,047	4,901	2	5

Total commercial	24,278	23,964	23,544	23,309	22,532	1	8

Consumer:
Automobile	8,783	8,512	8,012	7,349	6,786	3	29
Home equity	8,484	8,452	8,412	8,376	8,340	—	2
Residential mortgage	5,810	5,751	5,747	5,608	5,379	1	8
Other consumer	425	413	398	382	386	3	10

Total consumer	23,502	23,128	22,569	21,715	20,891	2	12

Total loans and leases	47,780	47,092	46,113	45,024	43,423	1	10
Allowance for loan and lease losses	(612)	(631)	(633)	(642)	(649)	(3)	(6)

Net loans and leases	47,168	46,461	45,480	44,382	42,774	2	10

Total earning assets	61,193	60,010	58,707	57,077	54,961	2	11

Cash and due from banks	935	929	887	872	904	1	3
Intangible assets	593	602	583	591	535	(1)	11
All other assets	4,142	4,022	3,929	3,932	3,941	3	5

Total assets	$66,251	$64,932	$63,473	$61,830	$59,692	2%	11%

Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$15,253	$15,179	$14,090	$13,466	$13,192	—%	16%
Demand deposits - interest-bearing	6,173	5,948	5,913	5,945	5,775	4	7

Total demand deposits	21,426	21,127	20,003	19,411	18,967	1	13
Money market deposits	19,368	18,401	17,929	17,680	17,648	5	10
Savings and other domestic deposits	5,169	5,052	5,020	5,086	4,967	2	4
Core certificates of deposit	2,814	3,058	3,167	3,434	3,613	(8)	(22)

Total core deposits	48,777	47,638	46,119	45,611	45,195	2	8
Other domestic deposits of $250,000 or more	195	201	223	262	284	(3)	(31)
Brokered deposits and negotiable CDs	2,600	2,434	2,262	2,070	1,782	7	46
Deposits in foreign offices	557	479	374	315	328	16	70

Total deposits	52,129	50,752	48,978	48,258	47,589	3	10
Short-term borrowings	1,882	2,683	3,193	2,788	2,372	(30)	(21)
Long-term debt	4,374	3,956	3,967	3,523	2,513	11	74

Total interest-bearing liabilities	43,132	42,212	42,048	41,103	39,282	2	10

All other liabilities	1,450	1,167	1,043	1,033	1,035	24	40
Shareholders’ equity	6,416	6,374	6,292	6,228	6,183	1	4

Total liabilities and shareholders’ equity	$66,251	$64,932	$63,473	$61,830	$59,692	2%	11%

(1)	Includes nonaccrual loans

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)

(Unaudited)

	Interest Income / Expense
	2015	2014
(dollar amounts in thousands)	First	Fourth	Third	Second	First
Assets
Interest-bearing deposits in banks	$41	$50	$39	$8	$6
Loans held for sale	3,520	3,566	3,487	3,072	2,603
Securities:
Available-for-sale and other securities:
Taxable	47,856	47,531	43,066	42,027	38,456
Tax-exempt	14,288	13,718	12,245	10,161	8,438

Total available-for-sale and other securities	62,144	61,249	55,311	52,188	46,894
Trading account securities	155	128	107	79	107
Held-to-maturity securities - taxable	20,667	21,013	21,777	22,614	23,320

Total securities	82,966	82,390	77,195	74,881	70,321

Loans and leases:
Commercial:
Commercial and industrial	158,917	161,530	163,765	161,173	157,016
Commercial real estate:
Construction	8,462	9,034	8,673	7,599	6,108
Commercial	38,197	37,789	38,542	45,690	41,171

Commercial real estate	46,659	46,823	47,215	53,289	47,279

Total commercial	205,576	208,353	210,980	214,462	204,295

Consumer:
Automobile	70,140	71,449	68,786	63,543	59,153
Home equity	84,382	86,176	86,372	86,099	84,634
Residential mortgage	54,432	55,186	54,352	52,896	50,834
Other consumer	8,599	7,977	7,355	6,998	6,494

Total consumer	217,553	220,788	216,865	209,536	201,115

Total loans and leases	423,129	429,141	427,845	423,998	405,410

Total earning assets	$509,656	$515,147	$508,566	$501,959	$478,340

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits - interest-bearing	693	588	601	571	512

Total demand deposits	693	588	601	571	512
Money market deposits	10,226	10,261	10,407	10,548	10,940
Savings and other domestic deposits	1,914	2,091	2,050	2,179	2,459
Core certificates of deposit	5,282	5,764	5,909	6,938	8,387

Total core deposits	18,115	18,704	18,967	20,236	22,298
Other domestic deposits of $250,000 or more	204	220	246	281	289
Brokered deposits and negotiable CDs	1,069	1,128	1,126	1,228	1,246
Deposits in foreign offices	179	156	121	102	104

Total deposits	19,567	20,208	20,460	21,847	23,937
Short-term borrowings	542	820	878	720	522
Long-term debt	14,302	13,345	13,387	12,707	10,490

Total interest bearing liabilities	34,411	34,373	34,725	35,274	34,949

Net interest income	$475,245	$480,774	$473,841	$466,685	$443,391

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 9 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin - Yield

(Unaudited)

	Average Rates (2)
	2015	2014
Fully-taxable equivalent basis(1)	First	Fourth	Third	Second	First
Assets
Interest-bearing deposits in banks	0.18%	0.23%	0.19%	0.04%	0.03%
Loans held for sale	3.69	3.82	3.98	4.27	3.74
Securities:
Available-for-sale and other securities:
Taxable	2.50	2.61	2.48	2.52	2.47
Tax-exempt	3.05	3.26	3.02	3.15	3.03

Total available-for-sale and other securities	2.61	2.73	2.59	2.63	2.55
Trading account securities	1.17	1.05	0.85	0.70	1.12
Held-to-maturity securities - taxable	2.47	2.45	2.45	2.46	2.47

Total securities	2.57	2.65	2.54	2.57	2.52
Loans and leases:(2)(3)
Commercial:
Commercial and industrial	3.33	3.35	3.45	3.49	3.56
Commercial real estate:
Construction	3.81	4.30	4.38	4.29	3.99
Commercial	3.57	3.47	3.60	4.16	3.84

Commercial real estate	3.62	3.60	3.72	4.17	3.86

Total commercial	3.39	3.40	3.51	3.64	3.63

Consumer:
Automobile	3.24	3.33	3.41	3.47	3.54
Home equity	4.03	4.05	4.07	4.12	4.12
Residential mortgage	3.75	3.84	3.78	3.77	3.78
Other consumer	8.20	7.68	7.31	7.34	6.82

Total consumer	3.74	3.80	3.82	3.87	3.89

Total loans and leases	3.56	3.60	3.66	3.75	3.75

Total earning assets	3.38%	3.41%	3.44%	3.53%	3.53%

Liabilities
Deposits:
Demand deposits - noninterest-bearing	—%	—%	—%	—%	—%
Demand deposits - interest-bearing	0.05	0.04	0.04	0.04	0.04

Total demand deposits	0.01	0.01	0.01	0.01	0.01
Money market deposits	0.21	0.22	0.23	0.24	0.25
Savings and other domestic deposits	0.15	0.16	0.16	0.17	0.20
Core certificates of deposit	0.76	0.75	0.74	0.81	0.94

Total core deposits	0.22	0.23	0.23	0.25	0.28
Other domestic deposits of $250,000 or more	0.42	0.43	0.44	0.43	0.41
Brokered deposits and negotiable CDs	0.17	0.18	0.20	0.24	0.28
Deposits in foreign offices	0.13	0.13	0.13	0.13	0.13

Total deposits	0.22	0.23	0.23	0.25	0.28
Short-term borrowings	0.12	0.12	0.11	0.10	0.09
Long-term debt	1.31	1.35	1.35	1.44	1.67

Total interest-bearing liabilities	0.32	0.32	0.33	0.34	0.36

Net interest rate spread	3.06	3.09	3.11	3.19	3.17
Impact of noninterest-bearing funds on margin	0.09	0.09	0.09	0.09	0.10

Net interest margin	3.15%	3.18%	3.20%	3.28%	3.27%

Commercial Loan Derivative Impact

(Unaudited)

	Average Rates (2)
	2015	2014
Fully-taxable equivalent basis(1)	First	Fourth	Third	Second	First
Commercial loans(2)(3)	3.18%	3.20%	3.30%	3.42%	3.37%
Impact of commercial loan derivatives	0.21	0.20	0.20	0.22	0.25

Total commercial - as reported	3.39%	3.40%	3.51%	3.64%	3.63%

Average 30 day LIBOR	0.17%	0.16%	0.15%	0.15%	0.16%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 9 for the FTE adjustment.
(2)	Loan, lease, and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.
(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated

Selected Quarterly Income Statement Data(1)

(Unaudited)

	2015	2014
(dollar amounts in thousands, except per share amounts)	First	Fourth	Third	Second	First
Interest income	$502,096	$507,625	$501,060	$495,322	$472,455
Interest expense	34,411	34,373	34,725	35,274	34,949

Net interest income	467,685	473,252	466,335	460,048	437,506
Provision for credit losses	20,591	2,494	24,480	29,385	24,630

Net interest income after provision for credit losses	447,094	470,758	441,855	430,663	412,876

Service charges on deposit accounts	62,220	67,408	69,118	72,633	64,582
Trust services	29,039	28,781	28,045	29,581	29,565
Electronic banking	27,398	27,993	27,275	26,491	23,642
Mortgage banking income	22,961	14,030	25,051	22,717	23,089
Brokerage income	15,500	16,050	17,155	17,905	17,167
Insurance income	15,895	16,252	16,729	15,996	16,496
Bank owned life insurance income	13,025	14,988	14,888	13,865	13,307
Capital markets fees	13,905	13,791	10,246	10,500	9,194
Gain on sale of loans	4,589	5,408	8,199	3,914	3,570
Securities gains (losses)	—	(104)	198	490	16,970
Other income	27,091	28,681	30,445	35,975	30,903

Total noninterest income	231,623	233,278	247,349	250,067	248,485

Personnel costs	264,916	263,289	275,409	260,600	249,477
Outside data processing and other services	50,535	53,685	53,073	54,338	51,490
Net occupancy	31,020	31,565	34,405	28,673	33,433
Equipment	30,249	31,981	30,183	28,749	28,750
Professional services	12,727	15,665	13,763	17,896	12,231
Marketing	12,975	12,466	12,576	14,832	10,686
Deposit and other insurance expense	10,167	13,099	11,628	10,599	13,718
Amortization of intangibles	10,206	10,653	9,813	9,520	9,291
Other expense	36,062	50,868	39,468	33,429	51,045

Total noninterest expense	458,857	483,271	480,318	458,636	460,121

Income before income taxes	219,860	220,765	208,886	222,094	201,240
Provision for income taxes	54,006	57,151	53,870	57,475	52,097

Net income	$165,854	$163,614	$155,016	$164,619	$149,143

Dividends on preferred shares	7,965	7,963	7,964	7,963	7,964

Net income applicable to common shares	$157,889	$155,651	$147,052	$156,656	$141,179

Average common shares - basic	809,778	811,967	816,497	821,546	829,659
Average common shares - diluted	823,809	825,338	829,623	834,687	842,677

Per common share
Net income - basic	$0.19	$0.19	$0.18	$0.19	$0.17
Net income - diluted	0.19	0.19	0.18	0.19	0.17
Cash dividends declared	0.06	0.06	0.05	0.05	0.05

Revenue - fully-taxable equivalent (FTE)
Net interest income	$467,685	$473,252	$466,335	$460,048	$437,506
FTE adjustment	7,560	7,522	7,506	6,637	5,885

Net interest income(2)	475,245	480,774	473,841	466,685	443,391
Noninterest income	231,623	233,278	247,349	250,067	248,485

Total revenue(2)	$706,868	$714,052	$721,190	$716,752	$691,876

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.
(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated

Quarterly Mortgage Banking Income

(Unaudited)

	2015	2014				Percent Changes vs.
(dollar amounts in thousands, except as noted)	First	Fourth	Third	Second	First	4Q14	1Q14
Mortgage banking income

Origination and secondary marketing	$20,032	$12,940	$15,546	$14,289	$14,497	55%	38%
Servicing fees	10,842	8,004	10,786	10,873	10,939	35	(1)
Amortization of capitalized servicing	(6,979)	(6,050)	(6,119)	(5,951)	(5,982)	15	17
Other mortgage banking income	3,549	2,912	4,075	4,212	3,535	22	—

Subtotal	27,444	17,806	24,288	23,423	22,989	54	19
MSR valuation adjustment(1)	(9,164)	(7,080)	989	(3,046)	(1,597)	29	474
Net trading gains (losses) related to MSR hedging	4,681	3,304	(226)	2,340	1,697	42	176

Total mortgage banking income	$22,961	$14,030	$25,051	$22,717	$23,089	64%	(1)%

Mortgage originations (in millions)	$980	$922	$997	$982	$657	6%	49%
Capitalized mortgage servicing rights(2)	145,909	155,598	161,900	159,860	163,279	(6)	(11)
Total mortgages serviced for others (in millions)(2)	15,569	15,637	15,593	15,560	15,614	—	—
MSR % of investor servicing portfolio(2)	0.94%	1.00%	1.04%	1.03%	1.05%	(6)	(10)

Net impact of MSR hedging

MSR valuation adjustment(1)	$(9,164)	$(7,080)	$989	$(3,046)	$(1,597)	29%	474%
Net trading gains (losses) related to MSR hedging	4,681	3,304	(226)	2,340	1,697	42	176

Net gain (loss) of MSR hedging	$(4,483)	$(3,776)	$763	$(706)	$100	19%	N.R. %

N.R. - Not relevant, as denominator of calculation is a gain/loss in prior period compared with a loss/gain in the current period.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)	At period end.

Huntington Bancshares Incorporated

Quarterly Credit Reserves Analysis

(Unaudited)

	2015	2014
(dollar amounts in thousands)	First	Fourth	Third	Second	First

Allowance for loan and lease losses, beginning of period	$605,196	$631,036	$635,101	$631,918	$647,870

Loan and lease losses	(55,075)	(56,252)	(58,511)	(58,827)	(73,011)

Recoveries of loans previously charged off	30,643	33,277	28,488	30,184	30,025

Net loan and lease losses	(24,432)	(22,975)	(30,023)	(28,643)	(42,986)

Provision for loan and lease losses	26,655	(2,863)	25,958	31,826	28,161

Allowance of assets sold or transferred to loans held for sale	(2,293)	(2)	—	—	(1,127)

Allowance for loan and lease losses, end of period	$605,126	$605,196	$631,036	$635,101	$631,918

Allowance for unfunded loan commitments and letters of credit, beginning of period	$60,806	$55,449	$56,927	$59,368	$62,899

Provision for (reduction in) unfunded loan commitments and letters of credit losses	(6,064)	5,357	(1,478)	(2,441)	(3,531)

Allowance for unfunded loan commitments and letters of credit, end of period	$54,742	$60,806	$55,449	$56,927	$59,368

Total allowance for credit losses, end of period	$659,868	$666,002	$686,485	$692,028	$691,286

Allowance for loan and lease losses (ALLL) as % of:

Total loans and leases	1.27%	1.27%	1.35%	1.38%	1.42%

Nonaccrual loans and leases (NALs)	166	202	194	195	193

Nonperforming assets (NPAs)	151	179	173	175	174

Total allowance for credit losses (ACL) as % of:

Total loans and leases	1.38%	1.40%	1.47%	1.50%	1.56%

Nonaccrual loans and leases	181	222	211	213	211

Nonperforming assets	165	197	188	191	191

Huntington Bancshares Incorporated

Quarterly Net Charge-Off Analysis

(Unaudited)

	2015	2014
(dollar amounts in thousands)	First	Fourth	Third	Second	First

Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$11,403	$333	$12,587	$10,597	$8,606
Commercial real estate:
Construction	(383)	(1,747)	2,171	(171)	918
Commercial	(3,629)	1,565	(8,178)	(2,020)	(1,905)

Commercial real estate	(4,012)	(182)	(6,007)	(2,191)	(987)

Total commercial	7,391	151	6,580	8,406	7,619

Consumer:
Automobile	4,248	6,024	3,976	2,926	4,642
Home equity	4,625	6,321	6,448	8,491	15,687
Residential mortgage	2,816	3,059	5,428	3,406	7,859
Other consumer	5,352	7,420	7,591	5,414	7,179

Total consumer	17,041	22,824	23,443	20,237	35,367

Total net charge-offs	$24,432	$22,975	$30,023	$28,643	$42,986

Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.24%	0.01%	0.27%	0.23%	0.20%
Commercial real estate:
Construction	(0.17)	(0.85)	1.12	(0.10)	0.60
Commercial	(0.34)	0.15	(0.78)	(0.19)	(0.18)

Commercial real estate	(0.31)	(0.01)	(0.48)	(0.17)	(0.08)

Total commercial	0.12	—	0.11	0.14	0.14

Consumer:
Automobile	0.19	0.28	0.20	0.16	0.27
Home equity	0.22	0.30	0.31	0.41	0.75
Residential mortgage	0.19	0.21	0.38	0.24	0.58
Other consumer	5.03	7.20	7.61	5.66	7.44

Total consumer	0.29	0.39	0.42	0.37	0.68

Net charge-offs as a % of average loans	0.20%	0.20%	0.26%	0.25%	0.40%

Huntington Bancshares Incorporated

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	2015	2014
(dollar amounts in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,

Nonaccrual loans and leases (NALs):
Commercial and industrial	$133,363	$71,974	$90,265	$75,274	$57,053
Commercial real estate	49,263	48,523	59,812	65,398	71,344
Automobile	4,448	4,623	4,834	4,384	6,218
Residential mortgage	98,093	96,564	98,139	110,635	121,681
Home equity	79,246	78,560	72,715	69,266	70,862

Total nonaccrual loans and leases	364,413	300,244	325,765	324,957	327,158

Other real estate, net:
Residential	30,544	29,291	30,661	31,761	30,581
Commercial	3,407	5,748	5,609	2,934	5,110

Total other real estate, net	33,951	35,039	36,270	34,695	35,691
Other NPAs (1)	2,440	2,440	2,440	2,440	2,440

Total nonperforming assets	$400,804	$337,723	$364,475	$362,092	$365,289

Nonaccrual loans and leases as a % of total loans and leases	0.76%	0.63%	0.70%	0.71%	0.74%
NPA ratio(2)	0.84	0.71	0.78	0.79	0.82
(NPA+90days)/(Loan+OREO)(3)	1.08	0.98	1.08	1.08	1.17

	2015	2014
	First	Fourth	Third	Second	First

Nonperforming assets, beginning of period	$337,723	$364,475	$362,092	$365,289	$352,160
New nonperforming assets	162,862	87,022	102,834	123,601	117,804
Returns to accruing status	(17,968)	(20,024)	(24,884)	(23,000)	(9,333)
Loan and lease losses	(41,574)	(36,108)	(36,387)	(54,646)	(47,596)
Payments	(30,578)	(48,645)	(29,121)	(41,947)	(39,233)
Sales	(9,661)	(8,997)	(10,059)	(7,205)	(8,513)

Nonperforming assets, end of period	$400,804	$337,723	$364,475	$362,092	$365,289

(1)	Other nonperforming assets includes certain impaired investment securities.
(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated

Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans

(Unaudited)

	2015	2014
(dollar amounts in thousands)	March 31,	December 31,	September 30,	June, 30	March 31,

Accruing loans and leases past due 90 days or more:

Commercial and industrial	$5,935	$4,937	$7,458	$9,977	$11,554
Commercial real estate	16,351	18,793	26,285	27,267	36,711
Automobile	4,746	5,703	4,827	2,895	4,252

Residential mortgage (excluding loans guaranteed by the U.S. Government)	21,034	33,040	33,331	29,709	29,534
Home equity	11,132	12,159	14,809	14,912	15,494
Other consumer	727	837	638	607	867

Total, excl. loans guaranteed by the U.S. Government	59,925	75,469	87,348	85,367	98,412
Add: loans guaranteed by U.S. Government	53,010	55,012	54,778	51,641	56,484

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$112,935	$130,481	$142,126	$137,008	$154,896

Ratios:

Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.13%	0.16%	0.19%	0.19%	0.22%

Guaranteed by U.S. Government, as a percent of total loans and leases	0.11	0.12	0.11	0.11	0.13

Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.24	0.27	0.30	0.30	0.35

Accruing troubled debt restructured loans:
Commercial and industrial	$162,207	$116,331	$89,783	$90,604	$102,970
Commercial real estate	161,515	177,156	186,542	212,736	210,876
Automobile	25,876	26,060	31,480	31,833	27,393
Home equity	265,207	252,084	229,500	221,539	202,044
Residential mortgage	268,441	265,084	271,762	289,239	284,194
Other consumer	4,879	4,018	3,313	3,496	1,727

Total accruing troubled debt restructured loans	$888,125	$840,733	$812,380	$849,447	$829,204

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$21,246	$20,580	$19,110	$6,677	$7,197
Commercial real estate	28,676	24,964	28,618	24,396	27,972
Automobile	4,283	4,552	4,817	4,287	5,676
Home equity	26,379	27,224	25,149	22,264	20,992
Residential mortgage	69,799	69,305	72,729	81,546	84,441
Other consumer	165	70	74	120	120

Total nonaccruing troubled debt restructured loans	$150,548	$146,695	$150,497	$139,290	$146,398

Huntington Bancshares Incorporated

Capital Under Current Regulatory Standards (Basel III) and Other Capital Data

(Unaudited)

2015
(dollar amounts in millions except per share amounts)	March 31,

Common equity tier 1 risk-based capital ratio:(1)
Total shareholders’ equity	$6,462
Regulatory capital adjustments:
Shareholders’ preferred equity	(386)
Accumulated other comprehensive income offset	161
Goodwill and other intangibles, net of related taxes	(700)
Deferred tax assets that arise from tax loss and credit carryforwards	(36)

Common equity tier 1 capital	5,501

Additional tier 1 capital
Shareholders’ preferred equity	386
Qualifying capital instruments subject to phase-out	76
Other	(53)

Tier 1 capital	5,910

LTD and other tier 2 qualifying instruments	648
Qualifying allowance for loan and lease losses	660
Other	—

Tier 2 capital	1,308

Total risk-based capital	$7,218

Risk-weighted assets (RWA)(1)	57,833

Common equity tier 1 risk-based capital ratio(1)	9.51%

Other regulatory capital data:
Tier 1 leverage ratio(1)	9.04%
Tier 1 risk-based capital ratio(1)	10.22
Total risk-based capital ratio(1)	12.48
Tangible common equity / RWA ratio(1)	9.25

(1)	March 31, 2015, figures are estimated and are presented on a Basel III basis, including the standardized approach for calculating risk-weighted assets.

Huntington Bancshares Incorporated

Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data

(Unaudited)

Quarterly common stock summary

	2015	2014
(dollar amounts in thousands, except per share amounts)	First	Fourth	Third	Second	First

Common stock price, per share
High(1)	$11.300	$10.740	$10.300	$10.290	$10.010
Low(1)	9.630	8.800	9.290	8.890	8.720
Close	11.050	10.520	9.730	9.540	9.970
Average closing price	10.559	9.972	9.790	9.406	9.499

Dividends, per share
Cash dividends declared per common share	$0.06	$0.06	$0.05	$0.05	$0.05

Common shares outstanding
Average - basic	809,778	811,967	816,497	821,546	829,659
Average - diluted	823,809	825,338	829,623	834,687	842,677
Ending	808,528	811,455	814,454	817,002	827,772

Book value per common share	$7.51	$7.32	$7.24	$7.17	$6.99
Tangible book value per common share(2)	6.62	6.62	6.53	6.48	6.31

Common share repurchases

Number of shares repurchased	4,949	3,605	5,438	12,095	14,571
Non-regulatory capital
	2015	2014
(dollar amounts in millions)	March 31,	December 31,	September 30,	June 30,	March 31,
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$6,462	$6,328	$6,284	$6,241	$6,176
Less: goodwill	(678)	(523)	(523)	(505)	(505)
Less: other intangible assets	(73)	(75)	(85)	(81)	(91)
Add: related deferred tax liability(2)	25	26	30	28	32

Total tangible equity	5,736	5,756	5,706	5,683	5,612
Less: preferred equity	(386)	(386)	(386)	(386)	(386)

Total tangible common equity	$5,350	$5,370	$5,320	$5,297	$5,226

Total assets	$68,003	$66,298	$64,331	$63,797	$61,146
Less: goodwill	(678)	(523)	(523)	(505)	(505)
Less: other intangible assets	(73)	(75)	(85)	(81)	(91)
Add: related deferred tax liability(2)	25	26	30	28	32

Total tangible assets	$67,277	$65,726	$63,753	$63,239	$60,582

Tangible equity / tangible asset ratio	8.53%	8.76%	8.95%	8.99%	9.26%
Tangible common equity / tangible asset ratio	7.95	8.17	8.35	8.38	8.63

Tier 1 leverage ratio(4)	N.A.	9.74	9.83	10.01	10.32
Tier 1 risk-based capital ratio(4)	N.A.	11.50	11.61	11.56	11.95
Total risk-based capital ratio(4)	N.A.	13.56	13.72	13.67	14.13
Tangible common equity / risk-weighted assets ratio(4)	N.A.	9.86	9.99	9.99	10.22

Other data:
Number of employees (Average full-time equivalent)	11,914	11,875	11,946	12,000	11,848
Number of domestic full-service branches(3)	733	729	753	730	727

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.
(2)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.
(3)	Includes Regional Banking and The Huntington Private Client Group offices.
(4)	Ratios are calculated on the Basel I basis.
N.A.	On January 1, 2015, we became subject to the Basel III capital requirements and the standardized approach for calculating risk-weighted assets in accordance with subpart D of the final capital rule. See page 15 for Basel III capital ratios.